SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

Current Report

Dated April 26, 2006 of

AMERICAN SAFETY INSURANCE HOLDINGS,
LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

SEC File Number 001-04795

44 Church Street
P.O. Box HM2064

Hamilton HM HX, Bermuda

(441) 295-5688

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 2.02. Results of Operations and Financial Condition.

                The Registrant issued a press release reporting its financial results for the quarter ending March 31, 2006. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

            (c) Exhibits

99.1 Press Release of American Safety Insurance Holdings, Ltd. issued April 26, 2006 The information set forth under Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                                                     Registrant

Date:  April 26, 2006                                By:  /S/ Stephen R. Crim
                                                        Stephen R. Crim
                                                        President and Chief Executive Officer